Exhibit 4(D)

NEVADA POWER COMPANY

TO

DEUTSCHE BANK
TRUST COMPANY AMERICAS

(SUCCESSOR TO BANKERS TRUST COMPANY),

as Trustee

TWENTY-NINTH SUPPLEMENTAL INDENTURE

Dated as of February 23, 2004

     THIS TWENTY-NINTH SUPPLEMENTAL INDENTURE dated as of February 23, 2004, made by and between NEVADA POWER COMPANY (formerly DESERT Merger Sub, Inc., a wholly owned subsidiary of Sierra Pacific Resources and successor by merger to Nevada Power Company), a corporation duly organized and existing under the laws of the State of Nevada (the “Company”), having its principal place of business at Las Vegas, Nevada, and DEUTSCHE BANK TRUST COMPANY AMERICAS (successor to Bankers Trust Company), a banking corporation duly organized and existing under and by virtue of the banking laws of the State of New York, having its principal place of business at Sixty Wall Street, New York, New York (the “Trustee”);

     WHEREAS, the Company has heretofore executed and delivered to the Trustee its Indenture of Mortgage and Deed of Trust (“Original Indenture”) dated October 1, 1953, to secure the payment of the principal of and interest and premium, if any, on all bonds of the Company at any time outstanding thereunder; and, for the purpose of amending and supplementing and further confirming the lien of the Original Indenture, has heretofore executed and delivered the following Supplemental Indentures and Instrument of Further Assurance, each dated as hereinafter set forth:

Instrument	Date
First Supplemental Indenture	August 1, 1954
Instrument of Further Assurance	as of April 1, 1956
Second Supplemental Indenture	September 1, 1956
Third Supplemental Indenture	as of May 1, 1959
Fourth Supplemental Indenture	as of October 1, 1960
Fifth Supplemental Indenture	as of December 1, 1961
Sixth Supplemental Indenture	as of October 1, 1963
Seventh Supplemental Indenture	as of August 1, 1964
Eighth Supplemental Indenture	as of April 1, 1968
Ninth Supplemental Indenture	as of October 1, 1969
Tenth Supplemental Indenture	as of October 1, 1970
Eleventh Supplemental Indenture	as of November 1, 1972
Twelfth Supplemental Indenture	as of December 1, 1974
Thirteenth Supplemental Indenture	as of October 1, 1976
Fourteenth Supplemental Indenture	as of May 1, 1977
Fifteenth Supplemental Indenture	as of September 1, 1978
Sixteenth Supplemental Indenture	as of December 1, 1981
Seventeenth Supplemental Indenture	as of August 1, 1982
Eighteenth Supplemental Indenture	as of November 1, 1986
Nineteenth Supplemental Indenture	as of October 1, 1989
Twentieth Supplemental Indenture	as of May 1, 1992
Twenty-First Supplemental Indenture	as of June 1, 1992
Twenty-Second Supplemental Indenture	as of June 1, 1992
Twenty-Third Supplemental Indenture	as of October 1, 1992
Twenty-Fourth Supplemental Indenture	as of October 1, 1992
Twenty-Fifth Supplemental Indenture	as of January 1, 1993

Instrument	Date
Twenty-Sixth Supplemental Indenture	as of May 1, 1995
Twenty-Seventh Supplemental Indenture	as of July 1, 1999
Twenty-Eighth Supplemental Indenture	as of July 1, 2001

the Original Indenture, as amended and supplemented by the instruments listed above and as to be supplemented by this Twenty-Ninth Supplemental Indenture and as it may from time to time be amended or supplemented pursuant to the provisions thereof, is hereinafter sometimes called the “Indenture”;

     WHEREAS, the Original Indenture, the Instrument of Further Assurance and the Supplemental Indentures listed in the foregoing paragraph were recorded in Offices of the County Recorders of the States of Nevada, Arizona and Utah as set forth in Exhibit A attached hereto and incorporated herein by reference;

     WHEREAS, in addition to twenty-three series of Bonds heretofore issued under the Indenture, all of which have been retired, there have heretofore been issued under the Indenture First Mortgage Bonds of series and in principal amounts as follows:

Title	Issued	Outstanding
6.70% Bonds of Series V due 2022	$105,000,000	$105,000,000
6.60% Bonds of Series W due 2019	$39,500,000	$39,500,000
7.20% Bonds of Series X Due 2022	$78,000,000	$78,000,000
8.50% Bonds of Series Z due 2023	$45,000,000	$35,000,000
First Mortgage Bonds, Series BB Due 2020	$100,000,000	$100,000,000
First Mortgage Bonds, Series CC Due 2009	$15,000,000	$15,000,000

     WHEREAS, the Company in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to a resolution duly adopted by its Board of Directors, has resolved and determined to make, execute and deliver to the Trustee this Twenty-Ninth Supplemental Indenture, in the form hereof, which further supplements the Indenture and amends Section 8.13 of the Indenture in its entirety to read as follows:

     “That the Company will not declare or pay any dividends on shares of its stock of any class (other than dividends payable or paid in shares of its stock) or make any other distribution on any shares of its stock or purchase or redeem any shares of its stock for an amount in excess of the net proceeds of the sale of shares of its capital stock sold after July 28, 1999, if as a result thereof (a) the accumulated aggregate amounts of such dividends, distributions, purchases or redemptions after July 28, 1999, will exceed (b) the sum of (i) the Net Earnings of the Company, and (ii) cash contributions to the Company’s capital from the Company’s parent, for such period, taken as one accounting period, computed by generally accepted accounting standards, excluding from such Net Earnings all adjustments properly attributable to operations prior to July 28, 1999.” ; and

     WHEREAS, all conditions and requirements necessary to make this Twenty-Ninth Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE in consideration of the premises and of the sum of one dollar ($1), lawful money of the United States of America, duly paid by the Trustee to the Company, and of other good and valuable consideration, receipt whereof is hereby acknowledged, and to secure the performance and observation of each and every of the covenants and conditions contained in the Indenture, and without in any way limiting the generality or effect of the Indenture insofar as by any provision thereof any of the properties therein or hereinafter referred to are now subject, or are now intended to be subject to the lien and operation thereof, but to such extent confirming such lien and operation, the Company has executed and delivered this Twenty-Ninth Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm, unto Deutsche Bank Trust Company Americas, as Trustee aforesaid, and to its successors in the trust hereby created, in trust upon the conditions, terms and provisions of the Indenture, subject to the encumbrances and other matters permitted by the Indenture, all and singular the following premises, properties, interests and rights, all to the same extent and with the same force and effect as though owned by the Company at the date of execution of the Original Indenture and described in the same detail in the Granting Clauses of the Original Indenture, such premises, properties, interests and rights having been generally described and referred to in the Original Indenture; and to such ends the Company hereby supplements, as below set forth, the Granting Clauses of the Original Indenture:

GRANTING CLAUSES

     All of the premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by the Company and wherever situate.

     Together with all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, tolls, rents, revenues, issues, income, products and profits thereof and all the estate, right, title, interest and claim whatsoever at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Excepting and excluding, however, any and all property, premises and rights of the kinds or classes which by the terms of the Indenture are excepted and excluded from the lien and operation thereof, and therein sometimes referred to as “Excepted Property” (subject, however, to the Trustee’s rights to possession of Excepted Property in case of default, as set forth under “Excepted Property” in the Original Indenture).

     TO HAVE AND TO HOLD in trust with power of sale for the equal and proportionate benefit and security of all holders of all Bonds and the interest coupons appertaining thereto, now or hereafter issued under the Indenture, and for the enforcement and payment of Bonds and interest thereon when payable, and the performance of and compliance with the covenants and conditions of the Indenture, without any preference, distinction or priority as to lien or otherwise of any Bonds or coupons over any others thereof by reason of the difference in the time of the actual issue, sale or negotiation thereof, or by reason of the date of maturity thereof, or for any other reason whatsoever, except as otherwise expressly provided in the Indenture, so that each and every Bond shall have the same lien and so that the interest and principal of every Bond shall, subject to the terms thereof, be equally and proportionately secured by said lien, as if such Bond had been made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Original Indenture.

     The Trustee executes this Twenty-Ninth Supplemental Indenture only on the condition that it shall have and enjoy with respect thereto all of the rights, privileges and immunities as set forth in the Indenture.

     The Company has agreed and covenanted and does hereby agree and covenant with the Trustee and its successors and assigns, and with the respective holders from time to time of the Bonds, or any thereof, as follows:

PART I

ARTICLE I

AMENDMENT TO INDENTURE

     The Original Indenture as heretofore and hereafter amended and modified, is hereby amended as provided below.

     Section 8.13 of the Original Indenture, as amended by Section 9 of the Second Supplemental Indenture, Part II of the Eighth Supplemental Indenture and Part II of the Twenty-Fourth Supplemental Indenture, is hereby amended in its entirety to read as follows:

     “That the Company will not declare or pay any dividends on shares of its stock of any class (other than dividends payable or paid in shares of its stock) or make any other distribution on any shares of its stock or purchase or redeem any shares of its stock for an amount in excess of the net proceeds of the sale of shares of its capital stock sold after July 28, 1999, if as a result thereof (a) the accumulated aggregate amounts of such dividends, distributions, purchases or redemptions after July 28, 1999, will exceed (b) the sum of (i) the Net Earnings of the Company, and (ii) cash contributions to the Company’s capital from the Company’s parent, for such period, taken as one accounting period, computed by generally accepted accounting standards, excluding from such Net Earnings all adjustments properly attributable to operations prior to July 28, 1999.”

ARTICLE II

REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants that, as of the date of execution of this Twenty-Ninth Supplemental Indenture, it has good and marketable title in fee simple to all the real properties described in the Granting Clauses of the Original Indenture, the First Supplemental Indenture, the Instrument of Further Assurance, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Sixth Supplemental Indenture, the Twenty-Seventh Supplemental Indenture and the Twenty-Eighth Supplemental Indenture (except any property heretofore released from the lien of the Indenture in accordance with the terms thereof), free and clear of any liens and encumbrances except Permitted Encumbrances and those, if any, referred to in said Granting Clauses, and that it has good and marketable title and is lawfully possessed of all other properties described in said Granting Clauses (except any properties therein described as to be acquired by the Company after the date of this Twenty-Ninth Supplemental Indenture and except any property heretofore released from the lien of the Indenture in accordance with the terms thereof), and the Indenture constitutes a direct and valid first mortgage lien on all such properties, subject only to Permitted Encumbrances and those, if any, referred to in said Granting Clauses. The Company represents and warrants that it has and covenants that it will continue to have, subject to the provisions of the Indenture, good right, full power and lawful authority to grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm to the Trustee all properties of every kind and nature described or referred to in said Granting Clauses (except any properties therein described as to be acquired by the Company after the date of this Twenty-Ninth Supplemental Indenture) which by the provisions of the Indenture are intended to be subject to the lien of the Indenture and that it will defend the title to such property and every part thereof to the Trustee forever, for the benefit of the holders of the Bonds, against the claims and demands of all persons whomsoever.

PART II

MISCELLANEOUS PROVISIONS

     Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Indenture shall be deemed to be incorporated in, and made a part of, this Twenty-Ninth Supplemental Indenture; and the Original Indenture as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the

Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, Twenty-Fifth Supplemental Indenture, Twenty-Sixth Supplemental Indenture, the Twenty-Seventh Supplemental Indenture and the Twenty-Eighth Supplemental Indenture and is in all respects ratified and confirmed and supplemented by this Twenty-Ninth Supplemental Indenture; and the Original Indenture as amended and supplemented shall be read, taken and construed as one and the same instrument.

     This Twenty-Ninth Supplemental Indenture shall be effective as of the date first hereinabove set forth, and may be executed simultaneously or from time to time in several counterparts, and each counterpart shall constitute an original instrument, and it shall not be necessary in making proof of this Twenty-Ninth Supplemental Indenture or of any counterpart thereof to produce or account for any of the other counterparts.

[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, said Nevada Power Company has caused this Twenty-Ninth Supplemental Indenture to be executed on its behalf by its Executive Vice President and Chief Financial Officer and its corporate seal to be hereto affixed, and the said seal and this Twenty-Ninth Supplemental Indenture to be attested by its Assistant Treasurer; and said Deutsche Bank Trust Company Americas in evidence of its acceptance of the trust hereby created has caused this Twenty-Ninth Supplemental Indenture to be executed on its behalf by its ___and its corporate seal to be hereto affixed and said seal and this Twenty-Ninth Supplemental Indenture to be attested by its ___, all as of the ___day of ___, 2004.

NEVADA POWER COMPANY
By:

Michael W. Yackira
Executive Vice President and Chief Financial Officer

[SEAL]

ATTEST:

Kelly S. Langley
Assistant Treasurer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee

By:

Name:
Title:

[SEAL]

ATTEST:

Name:
Title:

STATE OF NEVADA	)
)ss.
COUNTY OF CLARK	)

     On this ___day of ___, 2004, personally appeared before me, a Notary Public in and for said County and State, Michael W. Yackira and Kelly S. Langley, known to me to be Executive Vice President and Chief Financial Officer and Assistant Treasurer, respectively, of Nevada Power Company, one of the corporations that executed the foregoing instrument, and upon oath did each depose that s/he is the officer of said corporation as above designated; that s/he is acquainted with the seal of said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by officers of said corporation as indicated after said signatures, and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

Notary Public

STATE OF NEW YORK	)
)ss.
COUNTY OF NEW YORK	)

     On this ___day of ___, 2004, before me personally came ___, to me known, who, being by me duly sworn, did depose and say that s/he resides at ___; that s/he is a ___ of Deutsche Bank Trust Company Americas, one of the corporations described in and which executed the above instrument; that s/he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that s/he signed her name thereto by like order.

[Notarial seal]

EXHIBIT A

     The Original Indenture, First Supplemental Indenture, an Instrument of Further Assurance, Second Supplemental Indenture, Third Supplemental Indenture, Fourth Supplemental Indenture, Fifth Supplemental Indenture, Sixth Supplemental Indenture, Seventh Supplemental Indenture, Eighth Supplemental Indenture, Ninth Supplemental Indenture, Tenth Supplemental Indenture, Eleventh Supplemental Indenture, Twelfth Supplemental Indenture, Thirteenth Supplemental Indenture, Fourteenth Supplemental Indenture, Fifteenth Supplemental Indenture, Sixteenth Supplemental Indenture, Seventeenth Supplemental Indenture, Eighteenth Supplemental Indenture, Nineteenth Supplemental Indenture, Twentieth Supplemental Indenture, Twenty-First Supplemental Indenture, Twenty-Second Supplemental Indenture, Twenty-Third Supplemental Indenture, Twenty-Fourth Supplemental Indenture, Twenty-Fifth Supplemental Indenture, Twenty-Sixth Supplemental Indenture, Twenty-Seventh Supplemental Indenture and Twenty-Eighth Supplemental Indenture were recorded in Offices of the County Recorders of the States of Nevada, Arizona and Utah as follows:

NEVADA
CLARK COUNTY

	RECORDED	DOC. NO.	RECORDS
Original Indenture	Nov. 6, 1953	417,677	Trust Deeds
First Supplemental Indenture	Sept. 23, 1954	20,904	Official Records
Instrument of Further Assurance	Apr. 19, 1956	75,779	Official Records
Second Supplemental Indenture	Sept. 19, 1956	89,423	Official Records
Third Supplemental Indenture	May 15, 1959	160,878	Official Records
Fourth Supplemental Indenture	Oct. 28, 1960	215,907	Official Records
Fifth Supplemental Indenture	Dec. 4, 1961	267,362	Official Records
Sixth Supplemental Indenture	Oct. 18, 1963	391,466	Official Records
Seventh Supplemental Indenture	Aug. 7, 1964	451,010	Official Records
Eighth Supplemental Indenture	May 10, 1968	700,126	Official Records
Ninth Supplemental Indenture	Oct. 16, 1969	791,246	Official Records
Tenth Supplemental Indenture	Oct. 2, 1970	53,871	Official Records
Eleventh Supplemental Indenture	Oct. 27, 1972	233,640	Official Records
Twelfth Supplemental Indenture	Dec. 6, 1974	438,246	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	629,589	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	693,961	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	898,343	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	1,453,990	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	1,569,991	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	00622	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	00576	Official Records
Twentieth Supplemental Indenture	April 30, 1992	01212	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	01239	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	01240	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	00858	Official Records
Twenty-Fourth Supplemental Indenture	November 2, 1992	00901	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	00710	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	00625	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	01207	Official Records
Twenty-Eighth Supplemental Indenture	July 27, 2001	02870	Official Records

NEVADA
NYE COUNTY

	RECORDED	DOC. NO.	RECORDS
Original Indenture	Sept. 19, 1956	24,334	Trust Deeds
First Supplemental Indenture	Sept. 19, 1956	24,335	Official Records
Instrument of Further Assurance	Sept. 19, 1956	24,336	Official Records
Second Supplemental Indenture	Sept. 19, 1956	24,337	Official Records
Third Supplemental Indenture	May 15, 1959	31,466	Official Records
Fourth Supplemental Indenture	Oct. 28, 1960	37,060	Official Records
Fifth Supplemental Indenture	Dec. 5, 1961	39,876	Official Records
Sixth Supplemental Indenture	Oct. 18, 1963	46,249	Official Records
Seventh Supplemental Indenture	Aug. 7, 1964	48,660	Official Records
Eighth Supplemental Indenture	May 10, 1968	05,910	Official Records
Ninth Supplemental Indenture	Oct. 17, 1969	15,192	Official Records
Tenth Supplemental Indenture	Oct. 5, 1970	20,294	Official Records
Eleventh Supplemental Indenture	Oct. 30, 1972	35,265	Official Records
Twelfth Supplemental Indenture	Dec. 9, 1974	45,632	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	55,802	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	58,169	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	70,767	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	54,601	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	65,354	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	171,431	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	245632	Official Records
Twentieth Supplemental Indenture	April 30, 1992	307547	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	310469	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	310470	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	320357	Official Records
Twenty-Fourth Supplemental Indenture	November 2, 1992	320802	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	324817	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	372838	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	475120	Official Records
Twenty-Eighth Supplemental Indenture	July 31, 2001	518675	Official Records

NEVADA
LINCOLN COUNTY

	RECORDED	DOC. NO.	RECORDS
Original Indenture	Sept. 1, 1972	52,162	Official Records
First Supplemental Indenture	Sept. 1, 1972	52,163	Official Records
Instrument of Further Assurance	Sept. 1, 1972	52,164	Official Records
Second Supplemental Indenture	Sept. 1, 1972	52,165	Official Records
Third Supplemental Indenture	Sept. 1, 1972	52,166	Official Records
Fourth Supplemental Indenture	Sept. 1, 1972	52,167	Official Records
Fifth Supplemental Indenture	Sept. 1, 1972	52,168	Official Records
Sixth Supplemental Indenture	Sept. 1, 1972	52,169	Official Records
Seventh Supplemental Indenture	Sept. 1, 1972	52,170	Official Records
Eighth Supplemental Indenture	Sept. 1, 1972	52,171	Official Records
Ninth Supplemental Indenture	Sept. 1, 1972	52,172	Official Records
Tenth Supplemental Indenture	Sept. 1, 1972	52,173	Official Records
Eleventh Supplemental Indenture	Oct. 30, 1972	52,330	Official Records
Twelfth Supplemental Indenture	Dec. 6, 1974	55,557	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	58,659	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	59,627	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	62,731	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	74,010	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	75,970	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	85,911	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	92444	Official Records
Twentieth Supplemental Indenture	April 30, 1992	98382	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	98558	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	98559	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	99552	Official Records
Twenty-Fourth Supplemental Indenture	November 2, 1992	99062	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	99782	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	103516	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	113157	Official Records
Twenty-Eighth Supplemental Indenture	July 27, 2001	116700	Official Records

ARIZONA
NAVAJO COUNTY

	RECORDED	BK/PG or DOC. NO.	RECORDS
Original Indenture	Oct. 5, 1970	330/196	Official Records
First Supplemental Indenture	Oct. 5, 1970	330/301	Official Records
Instrument of Further Assurance	Oct. 5, 1970	330/340	Official Records
Second Supplemental Indenture	Oct. 5, 1970	330/351	Official Records
Third Supplemental Indenture	Oct. 5, 1970	330/422	Official Records
Fourth Supplemental Indenture	Oct. 5, 1970	330/464	Official Records
Fifth Supplemental Indenture	Oct. 5, 1970	330/496	Official Records
Sixth Supplemental Indenture	Oct. 5, 1970	330/530	Official Records
Seventh Supplemental Indenture	Oct. 5, 1970	330/567	Official Records
Eighth Supplemental Indenture	Oct. 5, 1970	330/604	Official Records
Ninth Supplemental Indenture	Oct. 5, 1970	330/635	Official Records
Tenth Supplemental Indenture	Oct. 5, 1970	330/80	Official Records
Eleventh Supplemental Indenture	Oct. 30, 1972	376/364	Official Records
Twelfth Supplemental Indenture	Dec. 9, 1974	426/148	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	473/494	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	486/754	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	531/167	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	647/828	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	691/789	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	846/551	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	970/816	Official Records
Twentieth Supplemental Indenture	April 30, 1992	1076/21	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	1083/537	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	1083/557	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	1103/36	Official Records
Twenty-Fourth Supplemental Indenture	October 30, 1992	1104/1	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	1112/693	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	1995/7363	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	1999/16074	Official Records
Twenty-Eighth Supplemental Indenture	July 30, 2001	2001/14624	Official Records

ARIZONA
COCONINO COUNTY

	RECORDED	BK/PG or DOC. NO.	RECORDS
Original Indenture	Oct. 1, 1970	370/1	Official Records
First Supplemental Indenture	Oct. 1, 1970	370/106	Official Records
Instrument of Further Assurance	Oct. 1, 1970	370/145	Official Records
Second Supplemental Indenture	Oct. 1, 1970	370/156	Official Records
Third Supplemental Indenture	Oct. 1, 1970	370/227	Official Records
Fourth Supplemental Indenture	Oct. 1, 1970	370/269	Official Records
Fifth Supplemental Indenture	Oct. 1, 1970	370/300	Official Records
Sixth Supplemental Indenture	Oct. 1, 1970	370/334	Official Records
Seventh Supplemental Indenture	Oct. 1, 1970	370/371	Official Records
Eighth Supplemental Indenture	Oct. 1, 1970	370/407	Official Records
Ninth Supplemental Indenture	Oct. 1, 1970	370/437	Official Records
Tenth Supplemental Indenture	Oct. 5, 1970	370/554	Official Records
Eleventh Supplemental Indenture	Oct. 30, 1972	445/277	Official Records
Twelfth Supplemental Indenture	Dec. 9, 1974	528/208	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	606/285	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	628/563	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	697/196	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	862/187	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	896/422	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	1125/224	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	1304/234	Official Records
Twentieth Supplemental Indenture	April 30, 1992	1471/163	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	1483/564	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	1483/586	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	1515/902	Official Records
Twenty-Fourth Supplemental Indenture	October 30, 1992	1517/140	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	1535/198	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	1769/918
		(95-14068)	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	3017077	Official Records
Twenty-Eighth Supplemental Indenture	July 27, 2001	3100982	Official Records

ARIZONA
MOHAVE COUNTY

	RECORDED	BK/PG or DOC. NO.	RECORDS
Original Indenture	Aug. 28, 1972	50/255	Official Records
First Supplemental Indenture	Aug. 28, 1972	50/361	Official Records
Instrument of Further Assurance	Aug. 28, 1972	50/401	Official Records
Second Supplemental Indenture	Aug. 28, 1972	50/412	Official Records
Third Supplemental Indenture	Aug. 28, 1972	50/484	Official Records
Fourth Supplemental Indenture	Aug. 28, 1972	50/527	Official Records
Fifth Supplemental Indenture	Aug. 28, 1972	50/560	Official Records
Sixth Supplemental Indenture	Aug. 28, 1972	50/595	Official Records
Seventh Supplemental Indenture	Aug. 28, 1972	51/1	Official Records
Eighth Supplemental Indenture	Aug. 28, 1972	51/38	Official Records
Ninth Supplemental Indenture	Aug. 28, 1972	51/70	Official Records
Tenth Supplemental Indenture	Aug. 28, 1972	51/96	Official Records
Eleventh Supplemental Indenture	Oct. 30, 1972	67/334	Official Records
Twelfth Supplemental Indenture	Dec. 9, 1974	250/460	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	355/878	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	390/340	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	489/425	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	765/207	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	865/765	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	1264/365	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	1612/108	Official Records
Twentieth Supplemental Indenture	April 30, 1992	2043/607
		(92-22800)	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	2067/541
		(92-33181)	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	2067/563
		(92-33182)	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	2125/713
		(92-58584)	Official Records
Twenty-Fourth Supplemental Indenture	October 30, 1992	2128/487
		(92-59727)	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	2160/525	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	2568/770
		(95-25569)	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	3353/611
		(99047383)	Official Records
Twenty-Eighth Supplemental Indenture	July 27, 2001	3815/255
		(2001-45343)	Official Records

UTAH
KANE COUNTY

	RECORDED	DOC. NO.	RECORDS
Original Indenture	Sept. 12, 1972	35	Official Records
First Supplemental Indenture	Sept. 12, 1972	35	Official Records
Instrument of Further Assurance	Sept. 12, 1972	35	Official Records
Second Supplemental Indenture	Sept. 12, 1972	35	Official Records
Third Supplemental Indenture	Sept. 12, 1972	35	Official Records
Fourth Supplemental Indenture	Sept. 12, 1972	35	Official Records
Fifth Supplemental Indenture	Sept. 12, 1972	35	Official Records
Sixth Supplemental Indenture	Sept. 12, 1972	35	Official Records
Seventh Supplemental Indenture	Sept. 12, 1972	35	Official Records
Eighth Supplemental Indenture	Sept. 12, 1972	35	Official Records
Ninth Supplemental Indenture	Sept. 12, 1972	35	Official Records
Tenth Supplemental Indenture	Sept. 12, 1972	35	Official Records
Eleventh Supplemental Indenture	Oct. 30, 1972	35	Official Records
Twelfth Supplemental Indenture	Dec. 9, 1974	44	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	53	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	55	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	59	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	71	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	074	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	093	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	0106	Official Records
Twentieth Supplemental Indenture	April 30, 1992	72900	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	73283	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	73284	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	74584	Official Records
Twenty-Fourth Supplemental Indenture	October 30, 1992	74641	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	75203	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	83330	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	99595	Official Records
Twenty-Eighth Supplemental Indenture	July 27, 2001	106741	Official Records

UTAH
WASHINGTON COUNTY

	RECORDED	DOC. NO.	RECORDS
Original Indenture	Sept. 22, 1972	124	Official Records
First Supplemental Indenture	Sept. 22, 1972	124	Official Records
Instrument of Further Assurance	Sept. 22, 1972	124	Official Records
Second Supplemental Indenture	Sept. 22, 1972	124	Official Records
Third Supplemental Indenture	Sept. 22, 1972	124	Official Records
Fourth Supplemental Indenture	Sept. 22, 1972	124	Official Records
Fifth Supplemental Indenture	Sept. 22, 1972	124	Official Records
Sixth Supplemental Indenture	Sept. 22, 1972	124	Official Records
Seventh Supplemental Indenture	Sept. 22, 1972	124	Official Records
Eighth Supplemental Indenture	Sept. 22, 1972	124	Official Records
Ninth Supplemental Indenture	Sept. 22, 1972	124	Official Records
Tenth Supplemental Indenture	Sept. 22, 1972	124	Official Records
Eleventh Supplemental Indenture	Oct. 30, 1972	127	Official Records
Twelfth Supplemental Indenture	Dec. 9, 1974	163	Official Records
Thirteenth Supplemental Indenture	Oct. 19, 1976	204	Official Records
Fourteenth Supplemental Indenture	May 4, 1977	218	Official Records
Fifteenth Supplemental Indenture	Sept. 5, 1978	239	Official Records
Sixteenth Supplemental Indenture	Dec. 4, 1981	302	Official Records
Seventeenth Supplemental Indenture	Aug. 19, 1982	313	Official Records
Eighteenth Supplemental Indenture	Nov. 13, 1986	431	Official Records
Nineteenth Supplemental Indenture	Oct. 12, 1989	537	Official Records
Twentieth Supplemental Indenture	April 30, 1992	405624	Official Records
Twenty-First Supplemental Indenture	June 19, 1992	409301	Official Records
Twenty-Second Supplemental Indenture	June 19, 1992	409302	Official Records
Twenty-Third Supplemental Indenture	October 26, 1992	417975	Official Records
Twenty-Fourth Supplemental Indenture	October 30, 1992	418495	Official Records
Twenty-Fifth Supplemental Indenture	January 11, 1993	423543	Official Records
Twenty-Sixth Supplemental Indenture	May 18, 1995	500264	Official Records
Twenty-Seventh Supplemental Indenture	August 5, 1999	00657403	Official Records
Twenty-Eighth Supplemental Indenture	July 27, 2001	729347	Official Records

The foregoing document was recorded as follows:

	RECORDED	DOC. NO.	RECORDS
Navajo County, Arizona	________ ___, 2004		Official Records

Coconino County, Arizona	________ ___, 2004		Official Records

Mohave County, Arizona	________ ___, 2004		Official Records

Kane County, Utah	________ ___, 2004		Official Records

Washington County, Utah	________ ___, 2004		Official Records

Lincoln County, Nevada	________ ___, 2004		Official Records

Clark County, Nevada	________ ___, 2004		Official Records

Nye County, Nevada	________ ___, 2004		Official Records